Schedule 14A Information
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant                     [X]    File Nos.: 811-4062/2-92136
Filed by a Party other than the Registrant  [ ]
Check the appropriate box:

[X] Preliminary Proxy Statement     [ ]  Confidential, for use of the Commission
                                         the Commission only (as permitted) by
                                         Rule 14a-6(e)
[  ]     Definitive Proxy Statement

[  ]     Definitive Additional Materials

[  ]     Soliciting Material Pursuant toss.240.14a-11(c) orss.240-14a-12

                                 GAM Funds, Inc.
                (Name of Registrant as Specified In Its Charter)
         --------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)


Payment of Filing Fee (Check the appropriate box):
[X]     No fee required
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
        0-11.

(1)  Title of each class of securities to which transaction applies:

--------------------------------------------------------------
(2)  Aggregate number of securities to which transaction applies:

--------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is
     calculated      and      state      how      it      was       determined.)

--------------------------------------------------------------

(4)  Proposed maximum aggregate value of transaction:

--------------------------------------------------------------

(5)  Total fee paid:

--------------------------------------------------------------

[ ] Fee paid previously with preliminary material
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rules 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)      Amount Previously Paid:

-------------------------------------------------------------------
(2)      Form, Schedule or Registration Statement No.:

-------------------------------------------------------------------
(3)      Filing Party:

-------------------------------------------------------------------
(4)      Date Filed:

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



                                 GAM FUNDS, INC.

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS


To the Shareholders of the GAM American Focus Fund Series (formerly GAM North America Fund Series) of GAM Funds, Inc.

     A Special Meeting of Shareholders of the GAM American Focus Fund Series (the "GAM American Focus Fund series") of GAM Funds, Inc. (the "Company") will be held on June 20, 2001 at 3:00 P.M., at the offices of the Company on the 25th Floor, 135 East 57th Street, New York, New York, for the following purposes:


     1. To approve or disapprove the proposed Investment Advisory Agreement relating to the GAM American Focus Fund (formerly known as the GAM North America
Fund) between the Company and Global Asset Management (USA) Inc. (the "Investment Advisor"); and

     2. To transact such other business as may properly come before the meeting and any adjournments thereof.

     The subjects referred to above are discussed in detail in the Proxy Statement attached to this notice. Each shareholder is invited to attend the Special Meeting of Shareholders in person. Shareholders of record at the close of business on April 30, 2001 are entitled to receive notice of and to vote at the meeting. Whether or not you intend to be present at the meeting, we urge you to fill in, sign and promptly return the enclosed proxy or use the toll-free telephone number on the proxy card to vote your shares in order that the meeting may be held and a maximum number of shares may be voted, and avoid the added expense of a second mailing to unvoted proxies.


May ___ , 2001                                   Joseph J. Allessie
                                                 Secretary


PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD. PLEASE DATE, SIGN AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. PLEASE MAIL YOUR PROXY PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE COMPANY OF FURTHER SOLICITATION. IF YOU ARE A SHAREHOLDER OF RECORD, YOU MAY USE THE TOLL-FREE NUMBER ON THE PROXY CARD TO VOTE YOUR SHARES. IF YOUR SHARES ARE HELD IN THE NAME OF A BANK OR OTHER HOLDER OF RECORD, YOU WILL RECEIVE INSTRUCTIONS THAT YOU MUST FOLLOW IN ORDER FOR YOUR SHARES TO BE VOTED. TELEPHONE AND INTERNET VOTING ALSO WILL BE OFFERED TO SHAREHOLDERS OWNING SHARES THROUGH CERTAIN BANKS AND BROKERS.

                                 GAM FUNDS, INC.
                              135 East 57th Street
                            New York, New York 10022

                                 PROXY STATEMENT

Introduction

     This proxy statement and enclosed form of proxy are being furnished in connection with the solicitation of proxies on behalf of the Board of Directors of GAM Funds, Inc., a Maryland corporation (the "Company"), for use at a Special Meeting of Shareholders of the GAM American Focus Fund Series (formerly known as GAM North America Fund) of the Company (the "Special Meeting") to be held on June 20, 2001, at 3:00 P.M. at the offices of the Company on the 25th Floor, 135 East 57th Street, New York, New York, and any adjournments thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. This proxy statement and enclosed form of proxy are expected to be mailed to shareholders of record commencing on or about May 25, 2001. The Company currently consists of seven Series, GAM International Fund, GAM Global Fund, GAM Pacific Basin Fund, GAM Japan Capital Fund, GAM Europe Fund, GAM American Focus Fund and GAMerica Capital Fund, which are referred to herein both individually and collectively as the "Series".

     Any proxy given pursuant to such solicitation and received in time for the Special Meeting will be voted as specified in such proxy. If no instructions are given, proxies will be voted FOR all of the matters specified in the proxy. The enclosed proxy is revocable by you at any time prior to the exercise thereof by submitting a written notice of revocation or subsequently executed proxy to the Secretary of the meeting. Signing and mailing the proxy will not affect your right to give a later proxy or to attend the Special Meeting and vote your shares in person.

     In addition to the solicitation of proxies by mail, the Company may utilize the services of its officers, who will not receive any compensation therefor, to solicit proxies by telephone, by telegraph, by e-mail and in person. The Company may also request brokers, custodians, nominees and fiduciaries to forward proxy material to the beneficial owners of shares of record. The cost of soliciting proxies will be paid by the Company.

     A copy of the Company's most current annual and semi-annual shareholder report has been mailed to all shareholders of record at the close of business of the Company's fiscal year. If you would like to receive additional copies of any report, please contact GAM Funds, Inc. by calling (800) 426-4685; writing to 135 East 57th Street, New York, New York 10022 ; or visiting our website at www.gam.com. All copies are provided free of charge.

     On April 30, 2001, the date for determination of shareholders entitled to receive notice of and to vote at the Special Meeting and any adjournments thereof, there were issued and outstanding 1,776,587 (Class A), 254,319 (Class B) and 189,366 (Class C) GAM American Focus Fund series shares. Each whole share is entitled to one vote and any fractional shares are entitled to a fractional vote. Taken together, these shares constituted all of the outstanding securities of the GAM American Focus Fund series of the Company as of April 30, 2001.

PROPOSAL ONE: APPROVAL  OR  DISAPPROVAL  OF THE  PROPOSED  INVESTMENT  ADVISORY
              AGREEMENT BETWEEN THE COMPANY AND GLOBAL ASSET MANAGEMENT(USA)INC.

     The proposal to be submitted at the Special Meeting of Shareholders of the Company is to approve or disapprove of the investment advisory agreement (the "Investment Advisory Agreement") between the Company and Global Asset Management
(USA) Inc. ("GAM USA" or the "Investment Advisor"), a corporation organized under the laws of the State of Delaware. Under the Investment Advisory Agreement, if approved by the shareholders, GAM USA will be appointed the sole Investment Advisor for the GAM American Focus Fund (formerly known as GAM North America Fund) and will agree to provide all of the investment management services relating to the management of the GAM American Focus Fund series which, until March 23, 2001, were provided by Fayez Sarofim & Co. ("Sarofim") and GAM International Management Limited ("GIML") as co-advisors. The investment co-advisory agreements previously in effect between the Company and each of GIML and Sarofim are similar in all material respects to the proposed Investment Advisory Agreement with GAM USA described below, except that all of the services previously provided by GIML and Sarofim will under the proposed new agreement be provided by GAM USA alone. In particular, the aggregate percentage fees paid by the GAM American Focus Fund series will not change as a result of the approval of the Investment Advisory Agreement.

Appointment of the Investment Advisor

     Until March 23, 2001, Sarofim and GIML served as co-investment advisors of the GAM American Focus Fund series, previously known as the GAM North America Fund. Under this arrangement, Sarofim had primary responsibility for all investment decisions, subject to oversight by GIML.

     Commencing in 2000, the Board of Directors and the officers of the Company initiated discussions about the possibility of appointing a replacement investment advisor for the GAM American Focus Fund (then known as GAM North America Fund). The Directors and officers were concerned both about the long term investment performance of the GAM North America Fund, and about the unavailability of Sarofim personnel to support efforts on behalf of the Company to market the shares of GAM North America Fund. The Directors and officers believed that one of the principal factors adversely affecting the investment performance of the fund was its relatively small size, and that the unavailability of Sarofim personnel had impeded efforts to increase the size of the Company. The Directors and officers were also concerned about the confusion in the market place that existed between the fund and other funds managed by Sarofim. The Directors and officers also believed that the appointment of an Investment

Advisor affiliated with the GAM Group, of which both GAM USA and GIML are part, would result in a greater commitment to the GAM American Focus Fund on the part of the GAM Group.

     After further discussions among the Directors and officers of the Company and representatives of GAM USA, GIML and Sarofim, and after further interviews with and evaluations of the qualifications of the personnel of GAM USA proposed to be primarily responsible for the management of the GAM American Focus Fund, the Board of Directors decided on March 9, 2001 to terminate the investment advisory agreement between the Company and Sarofim with respect to the GAM North America Fund as of the close of the New York Stock Exchange on March 23, 2001. On March 26, 2001, the Board of Directors approved the appointment of GAM USA as co-Investment Advisor, with GIML, to the GAM North America Fund pursuant to an Interim Advisory Agreement. The Interim Advisory Agreement is valid for no more than 150 days from March 23, 2001, the date of termination of the Investment Advisory Agreement with Sarofim. In approving the Interim Advisory Agreement, the Board considered the qualifications of GAM USA as well as its personnel who provide portfolio management services. They also considered the prior performance record of the GAM USA portfolio management personnel who would be primarily responsible for the day-to-day management of the fund, and in particular the principal portfolio manager's perceived investment capabilities and style and proposed approach to managing the fund. The Board of Directors also considered that the aggregate fees paid by the fund to the co-advisors for advisory services would not increase as a result of the change

     The Interim Advisory Agreement is similar in all material respects to the proposed new Investment Advisory Agreement, except that the Interim Advisory Agreement provides that GAM USA acts as co-investment advisor, with GIML, to the GAM North America Fund, while the Investment Advisory Agreement contemplates that GAM USA will act as the sole Investment Advisor. The Directors do not believe that the services of GIML as co-investment advisor are required, and believe that the personnel of GAM USA can provide all of the services previously provided by Sarofim and GIML and considered that GAM USA and GIML are both wholly owned subsidiaries of the GAM Group.

     On April 25, 2001, the Board of Directors met in person and approved, by majority vote of the Independent Directors (as defined in the 1940 Act), the adoption of the Investment Advisory Agreement with GAM USA appointing GAM USA as the sole Investment Advisor for the GAM American Focus Fund, subject to the approval of its shareholders. At the in person meeting, the Board of Directors again considered the qualifications of GAM USA as well as its personnel who provide portfolio management services. They also re-considered the prior performance record of the portfolio management personnel who would be primarily responsible for the day-to-day management of the fund as well the perceived investment capabilities and style and approach to managing the fund of the principal portfolio manager. The Board of Directors also considered that the aggregate fees paid by the fund for advisory services would not increase as a result of the change.

     The Directors also approved the change of the name of the fund to the GAM American Focus Fund so that the fund's name would more accurately describe the portfolio manager's strategies and style and conform with the recently adopted rule(1) of the Securities and Exchange Commission regarding use of fund names. The new name was also adopted to be consistent with the names used by GAM USA for other products with substantially similar investment objectives for which GAM USA acts as advisor.

The Investment Advisor

     GAM USA is an indirect, wholly-owned subsidiary of UBS AG, and has its principal offices at 135 East 57th Street, New York, NY 10022. GAM USA is a wholly-owned subsidiary of GAMAdmin B.V. GAMAdmin B.V. is a wholly-owned subsidiary of Greenpark Management N.V., which in turn is a wholly-owned subsidiary of Global Asset Management Ltd., an investment advisor organized under the laws of Bermuda. Global Asset Management Ltd. is a wholly-owned subsidiary of UBS AG. GIML is also an indirect wholly-owned subsidiary of Global Asset Management Limited.

     The Directors and principal executive officers of GAM USA and their principal occupations are as follows:

Name and Position Held
with Investment Advisor                     Principal Occupation

Dr. Burkhard Poschadel, Director(2)         Group Chief Executive Officer, Global Asset Management Limited, March 2000 to
                                            present. Dr. Poschadel received a Ph.D. in Economics from the University of
                                            Hamburg/Freiburg.  He was appointed Chief Executive Officer of the GAM Group in
                                            March 2000, and has been a long time employee of UBS AG.  Dr. Poschadel served as the Head of Human Resources of UBS Private Banking from 1998-2000 and served as the Global Head of Research and Portfolio Management from 1994 - 1997.  He is a director of ten GAM Funds.

Benjamin Franklin Lenhardt, Jr.             Director; President, CEO and Managing Director of Brinson Partners, Inc.

Kevin J. Blanchfield                        Chief Operating Officer and Treasurer, GAM USA, GAM Investments, Inc. and GAM
                                            Services Inc., 1993 to present.  Vice President and Treasurer, GAM Funds, Inc.,
                                            1994 to  present.

-----------
1 Rule 35d-1 adopted under the 1940 Act provides that funds with names suggesting that they invest in a particular type of investment invest at least 80% of their net assets in investments that are consistent with the names, under normal circumstances.

2 * Dr Poschadel is a director who is an "interested person" of the Company within the definitions set forth in the 1940 Act.

Name and Position Held
with Investment Advisor                     Principal Occupation

David A. Anderson                           Director; Managing Director, Mutual Funds, GAM USA.

Jozef C. Hendriks                           Director; Managing Director, Global Asset Management Limited (Bermuda)

Joseph J. Allessie                          General Counsel and Corporate Secretary, GAM Funds, Inc., GAM USA, GAM
                                            Investments Inc., and GAM Services Inc., 1999 to present.  Regulatory Officer to
                                            State of New Jersey, Department of Law and Public Safety, Bureau of Securities,
                                            1993 - 1999.

Teresa B. Riggin                            Vice President, Administration, and Assistant Secretary, GAM USA.  Assistant
                                            Secretary, GAM Funds, Inc.

John L. Griffith, Jr.                       Managing Director, Institutional North America, GAM USA.

Craig S. Morong                             Managing Director, Development, GAM USA.

James A. Abate                              Investment Director, GAM USA.

Nancy S. Andrews                            Investment Manager, GAM USA.

         GAM USA acts as investment advisor to the other registered Funds set forth in the table below:

-------------------------- -------------------- ------------------ --------------------- ---------------
                                                  Net Assets of
                           Investment              Fund as at
                           Objective                04/30/01          Annual Rate of      Fees Waived
      Name of Fund                                 (thousands)         Compensation        or Reduced
-------------------------- -------------------- ------------------ --------------------- ---------------
-------------------------- -------------------- ------------------ --------------------- ---------------
GAM Avalon  Multi-Global,  long-term   capital        1,607        2%  of  average  net  No
L.P.                       appreciation                            asset value
-------------------------- -------------------- ------------------ --------------------- ---------------
-------------------------- -------------------- ------------------ --------------------- ---------------
GAM  Avalon  Multi-Europe  long-term   capital        2,502        2%  of  average  net  No
Fund                       appreciation                            asset value
-------------------------- -------------------- ------------------ --------------------- ---------------
-------------------------- -------------------- ------------------ --------------------- ---------------
GAM                Avalon  long-term   capital        1,063        2%  of  average  net  No
Multi-Technology Fund      appreciation                            asset value
-------------------------- -------------------- ------------------ --------------------- ---------------


Description of Investment Advisory Agreement

     The proposed Investment Advisory Agreement between the Company and the Investment Advisor is identical in all material respects to the previous investment co-advisory agreements between the Company and GIML and the Company and Sarofim, except that under the new agreement, if adopted, GAM USA will provide all of the services previously provided by GAM USA and GIML. A copy of the proposed Investment Advisory Agreement is attached as Exhibit A hereto.

Fees

     In consideration of the services rendered by GAM USA to the Company with respect to the GAM American Focus Fund series, GAM USA shall be entitled to a management fee, payable quarterly, equal to 0.25% of the average daily net assets of the GAM American Focus Fund series during the quarter preceding each payment (equivalent to an annual fee of 1.0% of the average daily net assets of the GAM American Focus Fund series during the year). The fee shall be accrued for each calendar day and the sum of the daily fee accruals shall be paid quarterly to GAM USA on the first business day of the next succeeding quarter. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the quarter by 0.25% and multiplying this product by the net assets of the GAM American Focus Fund series as determined in accordance with the Company's Prospectus as of the close of business on the previous business day on which the Company was open for business. Such fee is identical to the aggregate fees paid to each of GIML and Sarofim as co-investment advisors to the GAM North America Fund series under their previous contracts.

Duration and Termination

     The Investment Advisory Agreement shall be effective on the date on which it is approved by vote of a majority of the outstanding shares (as defined in the 1940 Act) of the GAM American Focus Fund series, and shall continue in effect for consecutive terms of one year each ending on each anniversary of such effective date, subject to approval annually by the Board of Directors of the Company or by vote of a majority of the outstanding shares of the GAM American Focus Fund series and also, in either event, by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the directors of the Company who are not parties to the Investment Advisory Agreement or interested persons (as defined in the 1940 Act) of any such person.

     The Investment Advisory Agreement may be terminated by either party, without the payment of any penalty, upon 60 days' prior notice in writing to the other party; provided that, in the case of termination by the Company, such action shall have been authorized by resolution of a majority of the directors of the Company in office at the time or by vote of a majority of the outstanding shares of the GAM American Focus Fund series. The Investment Advisory Agreement shall automatically terminate in the event of its assignment (as defined in the 1940 Act).

Expenses

     GAM USA shall assume and pay all of its own costs and expenses, including those for furnishing such office space, office equipment, office personnel and office services as GAM USA may require in the performance of its duties under the Investment Advisory Agreement. The Company shall bear all expenses of the organization, operations and business of the GAM American Focus Fund series.

     If  the  proposed   Investment   Advisory  Agreement  is  approved  by  the
shareholders, such agreement will be effective as of June 20, 2001.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE PROPOSED INVESTMENT ADVISORY AGREEMENT.

                            SUPPLEMENTAL INFORMATION

Principal Holders of Securities

     As of January 31, 2001, all Directors and Officers of the Company as a group owned beneficially or of record less than 1% of the outstanding securities of any Series. To the knowledge of the Company, as of January 31, 2001, no Shareholders owned beneficially (b) or of record (r) more than 5% of any Series' outstanding shares, except as set forth below. UBS AG, the ultimate beneficial owner of GAM USA and GIML, may be deemed to have shared voting or investment power over shares owned by clients or held by custodians or nominees for clients of UBS AG or its affiliates, or by employee benefit plans for the benefit of employees of UBS AG or its affiliates. UBS AG disclaims beneficial ownership of such shares.



                                                                      GLOBAL
NAME AND ADDRESS                                 Class A          Class B            Class C         Class D
                                                 -------          -------            -------         -------
Charles Schwab & Co., Inc.                       5.23%(r)
FBO Customers
101 Montgomery St.
San Francisco, CA
94104

Merrill Lynch                                    22.84%(r)        21.49%(r)          42.09%(r)       16.79%(r)
FBO Customers of MLPF&S
4800 Deer Lake Dr. East
Jacksonville, FL
32246
                                                                  INTERNATIONAL
NAME AND ADDRESS                                 Class A          Class B            Class C         Class D
                                                 -------          -------            -------         -------
Charles Schwab & Co., Inc.                       15.89%(r)
FBO Customers
101 Montgomery St.
San Francisco, CA
94104

Merrill Lynch                                    19.60%(r)
FBO Customers of MLPF&S
5210 E. Williams CIR
Ste 900
Tucson, AZ 85711-3750

Merrill Lynch                                                     21.17%(r)          25.84%(r)       11.76%(r)
FBO Customers of MLPF&S
4800 Deer Lake Dr. East
Jacksonville, FL
32246

                                                                  INTERNATIONAL
NAME AND ADDRESS                                 Class A          Class B            Class C         Class D
                                                 -------          -------            -------         -------
The Northern Trust Co. TTEE                                                                          10.14%(r)
FBO Tomkins DC Trust
P.O. Box 92956
Chicago, IL 60675-2956

Wilmington Trust Co. TTEE
FBO Zebra Technologies Corp                                                                          6.11%(r)
PS Plan
U/A 5/1/98 A/C 42994-7
1100 N. Market St.
Wilmington, DE 19801-1243
                                            PACIFIC BASIN                               AMERICAN FOCUS
NAME AND ADDRESS                Class A     Class B       Class C     Class D     Class A     Class B     Class C
                                -------     -------       -------     -------     -------     -------     -------
Charles Schwab & Co., Inc.      15.34%(r)                                         17.98%(r)
FBO Customers
101 Montgomery St.
San Francisco, CA
94104

FISERV Securities Inc           5.91%(r)
FBO Customers
One Commerce Square
2005 Market Street
Suite 1200
Philadelphia, PA
19103

Raymond James Assoc. Inc                                              12.86%(r)
 CSDN
Donald L Cox IRA
8304 Audrey Ln
Richmond, VA 23227-1702



Bear    Stearns
Securities Corp                                                       17.78%(r)
FBO of Various Customers
1 Metrotech Center North
Brooklyn, NY 11201-3870

Harris InvestorLine, Inc        5.69%(r)
FBO Bennett Dorrance TR.
1501 4th Avenue
STE 1700
Seattle, WA 98101-3660

Merrill Lynch                               49.48%(r)     18.87%      8.10%(r)                24.82%(r)   76.79%(r)
FBO Customers of
MLPF&S
4800 Deer Lake Dr. East
Jacksonville, FL
32246

Fayez Sarofim & Co.                                                               17.46%(r)
PO Box 52830
Houston, TX
77052

NFSC FEBO # L21-322253                                                            5.08%(r)
Nathan Klbin Fund
P.O. Box 20446
Houston, TX 77225-0446



                                            PACIFIC BASIN                               AMERICAN FOCUS
NAME AND ADDRESS                Class A     Class B       Class C     Class D     Class A     Class B     Class C
SEI Trust Company               -------     -------       -------     -------     -------     -------     -------
c/o Christiana Bank                                                               13.27%(r)
One Freedom Valley Dr.
Oaks, PA 19456

Salomon Smith Barney Inc                                 6.19%(r)                             7.66%(r)
FBO Customers
333 W. 34th St.
3rd Fl
New York, NY 10001

Prudential Securities, Inc                                                        9.92%(r)
FBO Donald Tambini
IRA Rollover DTD 9/20/87
30429 Via Victoria
Rancho Carlos, CA 90275
                                              JAPAN CAPITAL                                     EUROPE
NAME AND ADDRESS              Class A     Class B     Class C     Class D       Class A     Class B     Class C
                              -------     -------     -------     -------       -------     -------     -------
Charles Schwab & Co., Inc     12.01%(r)                                         20.95%(r)
FBO Customers
101 Montgomery St.
San Francisco, CA
94104

Merrill Lynch                 6.98%(r)    60.11%(r)   30.85%(r)                              33.64%(r)  16.64%(r)
FBO Customers of MLPF&S
4800 Deer Lake Dr. East
Jacksonville, FL
32246

SEI Trust Company             8.95%(r)                                                      7.81%(r)
c/o Christiana Bank
One Freedom Valley Dr.
Oaks, PA 19456

Marian Peschel                                                                              5.09%(b)
Katarina Peschel
6830 Willow Lane
Minneapolis, MN
55430

SIM International
 Equity Tr.                   15.91%(r)
1001 19th Street North
Arlington, VA 22209-1722

Raymond James Assoc., Inc.                            6.25%(r)
Cust for
Sandra Crausman 403B
7740 Laytonia Dr.
Derward, MD 20855-1013

NFSC                                                  12.83%(r)
FBO Tien Li Chia
832 Hardwood Court
Gates Mills, OH
44040



                                                      JAPAN CAPITAL                     EUROPE
NAME AND ADDRESS              Class A     Class B     Class C     Class D       Class A     Class B     Class C
                              -------     -------     -------     -------       -------     -------     -------
Dain Rauscher
Custodian                                                                                               9.29%(r)
Barbara A. Lippke
2600 Fairview Avenue E7
Seattle, WA 98102

Salomon Smith Barney, Inc                                                                    8.14%(r)
00113006267
333 West 34th Street - 3rd Fl
New York, NY 10001

PaineWebber FBO                                                                              6.41%(r)
Banca Popolare Emilia Romagna
Europe International
30 Blvd. Royal
L-2012
Luxembourg

                                          GAMERICA
NAME AND ADDRESS              Class A     Class B     Class C
                              -------     -------     -------
Charles Schwab & Co., Inc     26.63%(r)
FBO Customers
101 Montgomery St.
San Francisco, CA
94104

Merrill Lynch                 6.57%(r)    21.94%(r)   15.56%(r)
FBO Customers of MLPF&S
4800 Deer Lake Dr. East
Jacksonville, FL
32246


As of January 31, 2001, the Directors and officers of the Funds, as a group and individually, owned less than 1% of each class of the Fund except with respect to the GAM Europe Fund, the Directors and officers as a group owned 1.22% of the Class A shares of such fund.

                              SHAREHOLDER PROPOSALS

     The Company does not ordinarily hold annual meetings of shareholders. Any shareholder desiring to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send written proposals to the Company at GAM Funds, Inc., 135 East 57th Street, New York, New York 10022, and be received at a reasonable time prior to the date of the meeting of shareholders to be considered for inclusion in the materials for the meeting.


                             ADDITIONAL INFORMATION

     The presence in person or by proxy of the holders of a majority of the outstanding voting shares of the GAM American Focus Fund series is required to constitute a quorum for the Special Meeting. Approval of the Investment Advisory Agreement between the Company and GAM USA (Proposal 1) will require the affirmative vote of a majority of the votes cast at the Special Meeting. For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions and broker "non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have the effect of a "no" vote for purposes of obtaining the requisite approval of each proposal.

                                  OTHER MATTERS

     Management does not know of any matters to be presented at the Special Meeting other than those stated and described in this Proxy Statement. If any other business should come before the meeting, the proxies will vote thereon in accordance with their best judgment.

     If you cannot attend the Special Meeting in person, please complete and sign the enclosed proxy and return it in the envelope provided or use the toll-free telephone number in the proxy card to vote your shares so that the meeting may be held and action taken on the matters described herein with the greatest possible number of shares participating.


Dated:   ________, 2001


     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING IN PERSON ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED STAMPED ENVELOPE.

                                      PROXY


                    PROXY SOLICITED BY BOARD OF DIRECTORS FOR
                   SPECIAL MEETING TO BE HELD ON JUNE 20, 2001

     The undersigned hereby appoints Joseph J. Allessie, Kevin J. Blanchfield, and Teresa B. Riggin, or any of them, as the undersigned's proxy or proxies, with full power of substitution, to vote all shares of the GAM American Focus Fund Series of GAM Funds, Inc. which the undersigned is entitled to vote at the Special Meeting of Stockholders to be held at 135 East 57th Street, 25th Floor, New York, New York, on June 10, 2001 at 11:00 a.m., local time, and any adjournments thereof, as fully as the undersigned could if personally present, upon the proposals set forth below, revoking any proxy or proxies heretofore given.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE BELOW, BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR PROPOSAL 1 AND IN THE DISCRETION OF THE PROXY HOLDER WITH RESPECT TO ANY OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF.


     Proposal 1: Approval of Investment Advisory Agreement: Approval of the Agreement between GAM Funds, Inc. and Global Asset Management (USA) Inc.

                                For             Against            Abstain
                                [  ]            [  ]               [  ]


THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 1 .

         Please Sign Here and Return Promptly

                          Signature:  ____________________ Dated:__________

                          Signature:  ____________________

          Please sign exactly as your name or names appear on your share certificates. For joint accounts, each owner should sign. When signing as executor, administrator, attorney, trustee or guardian, etc., please give your full title.

Exhibit A

                                 GAM FUNDS, INC.

Global Asset Management (USA) Inc.
135 East 57th Street
New York, New York  10022


                          Investment Advisory Agreement

Dear Sirs:

     The undersigned, GAM Funds, Inc., a Maryland corporation (the "Fund"), is an open-end diversified series investment company, registered under the Investment Company Act of 1940, as amended (the "1940 Act"). This letter (the "Agreement") confirms your engagement as co-investment adviser to the GAM North America Fund series of the Fund's shares ("GAM North America Fund"), which is proposed to be renamed the on the terms and subject to the conditions set forth below:

SECTION 1. Investment Management Services

A. General

     You shall, in cooperation with GAM International Management Limited (the "Co-Adviser"), (i) conduct and maintain a continuous review of GAM North America Fund's portfolio of securities and investments; and (ii) make all decisions regarding purchases and sales of securities and other investments on behalf of GAM North America Fund (the "Advisory Services").

     In performing the Advisory Services, you shall be guided by the investment objectives, policies and restrictions of GAM North America Fund as set forth in the Prospectus and the Statement of Additional Information filed by the Fund with the Securities and Exchange Commission, as amended from time to time (the "Disclosure Documents"), and in accordance with such other policies or limitations adopted by the Board of Directors of the Fund and the provisions of the 1940 Act and the rules promulgated thereunder. We agree to supply you with all such relevant documents and to notify you of any relevant changes in the investment objectives, policies and restrictions of GAM North America Fund.

     In acting under this Agreement, you shall be an independent contractor and shall not be an agent of the Fund.

B. Selection and Recommendations of Brokers

     You shall, in cooperation with the Co-Adviser, be responsible for the selection of members of securities exchanges, brokers and dealers for the execution of the portfolio transactions of GAM North America Fund, and, when applicable, negotiating commissions in connection therewith. All such selections shall be made in accordance with the Fund's policies and restrictions regarding brokerage allocation set forth in the Disclosure Documents.

     You may, in making such brokerage selections and in negotiating commissions, take into account any services or facilities provided by a broker. You are authorized to select or recommend a member of a securities exchange or any other securities broker or dealer which charges an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction if you determine in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services (as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act")) provided by such member, broker or dealer, viewed in terms of either that particular transaction or your overall responsibility with respect to the accounts as to which you exercise investment discretion (as that term is defined in Section 3(a)(35) of the 1934 Act).

C. Reports and Summaries

     You shall maintain a continuous record of all the investments and securities which comprise the portfolio of GAM North America Fund, and shall furnish to the Fund or its designee such summaries of GAM North America Fund's portfolio and such other reports, evaluations, analyses and opinions, including statistical reports, relating to your services as investment adviser hereunder as the Fund may reasonably request at any time or from time to time or as you may deem helpful to the Fund. All such records shall be the property of the Fund.


SECTION 2. Expenses

     You shall assume and pay all of your own costs and expenses, including those for furnishing such office space, office equipment, office personnel and office services as you may require in the performance of your duties under this Agreement.

     The Fund shall bear all expenses of the organization, operations and business of GAM North America Fund not expressly assumed or agreed to be paid by you under this Agreement. In particular, but without limiting the generality of the foregoing, the Fund shall pay all interest, taxes, governmental charges or duties, fees, brokerage and commissions of every kind arising hereunder or in connection herewith, expenses of issue, repurchase or redemption of GAM North America Fund shares, expenses of registering, qualifying and pricing the GAM North America Fund shares for sale, insurance, association membership dues, all charges of custodians (including fees as custodian and for keeping books, performing portfolio valuations and rendering other services to the Fund), transfer agents, registrars, dividend disbursing agents, independent auditors and legal counsel, expenses of preparing, printing and distributing all prospectuses, proxy material, reports and notices to shareholders, all distribution expenses under its Plan adopted in accordance with Rule 12b-1 under the 1940 Act, fees and out-of-pocket expenses of directors, all overhead expenses of GAM North America Fund's operations, including office space, office equipment, office personnel and office services and all other costs incident to the corporate existence of GAM North America Fund.

SECTION 3. Use of Services of Others

     You may (at your expense except as set forth in Section 2 hereof) employ, retain or otherwise avail yourself of the services or facilities of other persons or organizations for the purpose of providing you or GAM North America Fund with such statistical or factual information, such advice regarding economic factors and trends or such other information, advice or assistance as you may deem necessary, appropriate or convenient for the discharge of your obligations hereunder or otherwise helpful to GAM North America Fund.

SECTION 4. Management Fees

     In consideration of your services hereunder to GAM North America Fund, you shall be entitled to a management fee, payable quarterly, in an amount to be agreed from time to time between you and the Co-Advisor, provided that the aggregate quarterly fee payable to you and the Co-Advisor shall equal 0.25% of the average daily net assets of GAM North America Fund during the quarter preceding each payment (equivalent to an annual fee of 1.0% of the average daily net assets of GAM North America Fund during the year). The fee shall be accrued for each calendar day and the sum of the daily fee accruals shall be paid quarterly to you on the first business day of the next succeeding quarter. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the quarter by 0.25% and multiplying this product by the net assets of GAM North America Fund as determined in accordance with the Fund's Prospectus as of the close of business on the previous business day on which the Fund was open for business.

SECTION 5. Limitation of Liability of Investment Adviser

     You shall be liable for losses resulting from your own acts or omissions caused by your willful misfeasance, bad faith or gross negligence in the performance of your duties hereunder or your reckless disregard of your duties under this Agreement, and nothing herein shall protect you against any such liability to GAM North America Fund, the Fund or its shareholders. You shall not be liable to GAM North America Fund, the Fund or to any shareholder thereof for any claim or loss arising out of any investment or other act or omission, in the performance of your duties under this Agreement or for any loss or damage resulting from the imposition by any government of exchange control restrictions which might affect the liquidity of the assets of GAM North America Fund maintained with custodians or securities depositories in foreign countries or from any political acts of any foreign governments to which such assets might be exposed.

SECTION  6.   Services   to  Other   Clients  and  the  Fund

     Nothing contained in this Agreement shall be deemed to prohibit you or any of your affiliated persons from acting, and being separately compensated for acting, in one or more capacities on behalf of the Fund. We understand that you may act as investment manager or in other capacities on behalf of other investment companies and clients. While information and recommendations you supply to GAM North America Fund and investments you make on behalf of GAM North America Fund shall in your judgment be appropriate under the circumstances in light of the investment objectives and policies of GAM North America Fund, it is understood and agreed that they may be different from the information and recommendations you or your affiliated persons supply to other clients. You and your affiliated persons shall supply information, recommendations and any other services, and shall allocate investment opportunities among GAM North America Fund and any other client in an impartial and fair manner in order to seek good results for all clients involved, but you shall not be required to give preferential treatment to any one client, including GAM North America Fund, as compared with the treatment given to any other client. Whenever you shall act in multiple capacities on behalf of the Fund, you shall maintain the appropriate separate accounts and records for each such capacity. As used herein, the term "affiliated person" shall have the meaning assigned to it in the 1940 Act.

     On occasions when you deem the purchase or sale of a security to be in the best interest of GAM North America Fund, one or more of the other series of the Fund and/or other clients, you may, to the extent permitted by applicable law, aggregate the securities to be so sold or purchased in order to obtain the best execution or lower brokerage commissions, if any. You may also on occasion purchase or sell a particular security for one or more customers in different amounts. On either occasion, and to the extent permitted by applicable law and regulations, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by you in the manner you consider to be the most equitable and consistent with your fiduciary obligations to GAM North America Fund and to such other clients.

SECTION 7. Reports and Information

     The Fund shall furnish to you solely for your use such prospectuses, proxy statements, reports and other information relating to the business and affairs of the Fund as you may, at any time or from time to time, reasonably require in order to discharge your duties under this Agreement.

SECTION 8. Term of Agreement

A. Interim Agreement

     This Agreement shall be effective as an interim agreement as described in Rule 15a-4 under the 1940 Act commencing on the date hereof, and shall continue in effect until the earlier of (i) 150 days after the date hereof, (ii) termination of this Agreement for any reason by the Board of Directors of the Fund upon notice to you, or (iii) approval of this Agreement by (1) the Board of Directors of the Fund, including a majority of the directors of the Fund who are not parties to this Agreement or interested persons (as defined in the 1940 Act) of any such person, and (2) by vote of a majority of the outstanding shares of GAM North America Fund.

B. Term

     Upon  approval of this  Agreement  as provided in clause  A(iii)(2) of this
Section 8, this Agreement shall continue in effect for consecutive terms of one year each ending on each anniversary of the date of such approval, subject to approval annually by the Board of Directors of the Fund or by vote of a majority of the outstanding shares of GAM North America Fund and also, in either event, by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the directors of the Fund who are not parties to this Agreement or interested persons (as defined in the 1940 Act) of any such person.

SECTION 9. Termination of Agreement; Assignment

     This Agreement may be terminated by either party hereto, without the payment of any penalty, upon 60 days' prior notice in writing to the other party; provided that, in the case of termination by the Fund, such action shall have been authorized by resolution of a majority of the directors of the Fund in office at the time or by vote of a majority of the outstanding shares of GAM North America Fund.

     This Agreement shall automatically terminate in the event of its assignment (as defined in the 1940 Act).

     Termination of this Agreement for any reason shall not affect rights of the parties that have accrued prior to such termination.

SECTION 10. Applicable Provisions of Law

     This Agreement shall be subject to all applicable provisions of law, including, without limitation, the applicable provisions of the 1940 Act, and to the extent that any provisions herein contained conflict with any such applicable provisions of law, the latter shall control.

     If the above terms and conditions are acceptable to you, please so indicate by signing and returning to us the enclosed copy of this letter, whereupon this letter shall constitute a binding contract between us.


                                            Very truly yours,


                                             GAM FUNDS, INC.

                                          By: /s/ Joseph J. Allessie
                                              Authorized Signature


Accepted and Agreed:


GLOBAL ASSET MANAGEMENT (USA) INC.


By: /s/ Kevin J. Blanchfield
       Authorized Signature